DERIVED INFORMATION   1/06/05

$375,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$375,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-FIX1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBA]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

CSFB 2005-FIX1

$375,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2005-FIX1

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Fitch)
A-1	153,000,000	Senior/Adjustable Rate	libor + [ ]%	[1.0]	AAA/AAA
A-2	91,150,000	Senior/Fixed Rate	Swaps + [ ]%	[3.0]	AAA/AAA
A-3	21,000,000	Senior/Fixed Rate	Swaps + [ ]%	[5.0]	AAA/AAA
A-4	40,475,000	Senior/Fixed Rate	Interp. Swaps + [ ]%	[7.7]	AAA/AAA
A-5	37,500,000	Senior/Fixed Rate /NAS	Interp. Swaps + [ ]%	[6.4]	AAA/AAA
M-1	9,375,000	Mezzanine/Fixed Rate	Interp. Swaps + [ ]%	[5.6]	AA+/AA+
M-2	4,687,500	Mezzanine/Fixed Rate	Interp. Swaps + [ ]%	[5.6]	AA/AA
M-3	3,187,500	Mezzanine/Fixed Rate	Interp. Swaps + [ ]%	[5.6]	AA/AA-
M-4	3,000,000	Mezzanine/Fixed Rate	Interp. Swaps + [ ]%	[5.6]	AA-/A+
M-5	3,187,500	Mezzanine/Fixed Rate	Interp. Swaps + [ ]%	[5.6]	A+/A
M-6	1,875,000	Mezzanine/Fixed Rate	Interp. Swaps + [ ]%	[5.6]	A/A-
M-7	1,875,000	Mezzanine/Fixed Rate	Interp. Swaps + [ ]%	[5.6]	A-/BBB+
B-1	1,875,000	Subordinate/Fixed Rate	Interp. Swaps + [ ]%	[5.5]	BBB/BBB
B-2	2,812,500	Subordinate/Fixed Rate	Interp. Swaps + [ ]%	[5.2]	BBB-/BBB-
Total	375,000,000

Non-Offered Certificates (1):

Class	Available Certificate Balance ($)	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Fitch)
R (3)	25	Residual	libor + [ ]%	N/A	AAA/AAA
X	-	Subordinate	N/A	N/A	N/A
P (4)	25	Senior	Net Funds Cap	N/A	AAA/AAA

(1)

100% of the Prospectus Prepayment Curve (“PPC”) assumes 4.60% Constant Prepayment Rate (“CPR”) ramped to 23.00% CPR over 12 months.  At month 12 and thereafter, 100% PPC assumes 23.00% CPR.  Bonds are priced to call at 100% of the PPC and assuming one-month libor is 2.53%.  The initial class principal balances of the certificates are subject to a variance of no more than plus or minus 5% prior to their issuance.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Receives the prepayment penalties collected on the mortgage loans.

CSFB

           CREDIT SUISSE FIRST BOSTON

CSFB 2005-FIX1

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).

Depositor:	Credit Suisse First Boston Mortgage Securities Corp.

Servicer:	TBA

Trustee:	TBA

Floating Rate Certificate:	Class A-1

Fixed Rate Certificates:	The Fixed Rate Certificates consist of Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2.

Senior Certificates:	The Senior Certificates consist of Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5.

Offered Certificates:

The Offered Certificates consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates.

Non-Offered Certificates:	The Non-Offered Certificates consist of the Class R, Class X, and Class P Certificates

SMMEA Treatment:

Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 are anticipated to not constitute “mortgage related securities” for purposes of SMMEA.

Federal Tax Status:	It is anticipated that the Senior Certificates and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream and the Euroclear System.

Cut-off Date:	On or about January 1, 2005 for the initial Mortgage Loans.

Closing Date:	On or about February 1, 2005

Investor Settlement:	On or about February 2, 2005

Distribution Date:	25th day of each month (or, if not a business day, the next succeeding business day), commencing in February 2005.

Interest Accrual Period:

The Interest Accrual Period for each Distribution Date with respect to the Floating Rate Certificate will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day count basis).  The Interest Accrual Period for each Distribution Date with regard to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day count basis).

Delay Days:	24 days with respect to the Offered Certificates other than the Class A-1 Certificates, and 0 days with respect to the Class A-1 Certificates.

Optional Termination:	The Clean Up Call may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the Maximum Pool Balance.

Prospectus Prepayment Speed:

100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% Constant Prepayment Rate (CPR) in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

Certificate Ratings:

The Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates are expected to be rated by S&P and Fitch:

Class A:          AAA/AAA

Class M-1:

  AA+/AA+

Class M-2:

  AA/AA

Class M-3:

  AA/AA-

Class M-4:

  AA-/A+

Class M-5:

  A+/A

Class M-6:

  A/A-

Class M-7:

  A-/BBB+

Class B-1:

  BBB/BBB

Class B-2:

  BBB-/BBB-

Prefunding Amount:	TBA

Capitalized Interest Acct:	TBA

Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.

Coupon/Margin Step-up:	If the optional clean-up call is not exercised, the Pass-Through Rate on the Fixed Rate Certificates will be increased by 50 basis points and the Certificate Margin on the Class A-1 will be doubled.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance, and loss mitigation advisor fees accrue.

Pass-Through Rate:

The Pass-Through Rate for the Class A-1 Certificates, equal to the lesser of (i) one-month LIBOR plus the certificate margin and (ii) the related Net Funds Cap.  The Pass-Through Rate for the Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such class and (b) the related Net Funds Cap.

Excess Interest Amount:	For any Distribution Date, the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall.

Net Funds Cap:

For any Distribution Date will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, (i) in the case of the Class A-1 Certificates, the actual number of days in the immediately preceding Accrual Period divided by 360, and (ii) in the case of the Fixed Rate Certificates, 1/12.

Net Funds Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Net Funds Carry Forward Amount” on such Class of Certificates.

Maximum Interest Rate:	For the Certificates and any Distribution Date, an annual rate equal to the weighted average Net Mortgage Rate of the mortgage loans.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.

Principal and Interest Advancing:

The servicer will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.

Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Net Funds Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior

Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Interest Remittance Amount:

For any distribution date and loan group, the sum of (1) all interest collected (other than Payaheads, if applicable) or advanced in respect of Scheduled Payments on the mortgage loans in the related loan group during the related Collection Period, the interest portion of related Payaheads previously received and intended for application in the related Collection Period and the interest portion of all prepayments received on the mortgage loans in during the related Prepayment Period, less (x) the servicing fee and mortgage insurance premiums (if any) with respect to such mortgage loans and (y) unreimbursed Advances and other amounts due to the servicer or the trustee with respect to such mortgage loans, to the extent allocable to interest, (2) all Compensating Interest paid by the servicer with respect to the related mortgage loans and distribution date, (3) the portion of any Substitution Amount or purchase price paid with respect to such mortgage loans during the calendar month immediately preceding that distribution date allocable to interest, (4) all Net Liquidation Proceeds (net of unreimbursed Advances, servicing advances and expenses, to the extent allocable to interest, and unpaid servicing fees) and Recoveries, if any, collected with respect to the mortgage loans during the related Collection Period, to the extent allocable to interest and (5) any amounts withdrawn from the Capitalized Interest Account for that loan group and distribution date.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicer and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, and (6) regarding the April 2005 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period, if applicable.

Lockout Percentage:	With regard to the Class A-5 Certificates and the percentage of the amount allocable of it’s pro-rata of principal payments to the Senior Certificates:

Range of Distribution Dates	Lockout Percentage
February 2005 – January 2008	0.00%
February 2008 – January 2010	45.00%
February 2010 – January 2011	80.00%
February 2011 – January 2012	100.00%
February 2012 and thereafter	300.00%

Optimal Interest Remittance Amount

For any distribution date, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the mortgage loans as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	8.50%	9.80%	19.60%
M-1	6.00%	7.30%	14.60%
M-2	4.75%	6.05%	12.10%
M-3	3.90%	5.20%	10.40%
M-4	3.10%	4.40%	8.80%
M-5	2.25%	3.55%	7.10%
M-6	1.75%	3.05%	6.10%
M-7	1.25%	2.55%	5.10%
B-1	0.75%	2.05%	4.10%
B-2	0.00%	1.30%	2.60%

*    Prior to Stepdown Date, based on Maximum Pool Balance.

** After Stepdown Date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is 1.30% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is 2.60% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, and Class B-2 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in February 2008 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 19.60%.

Trigger Event:

A Trigger Event will occur for any Distribution Date on or after the Distribution Date in February 2008 if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [TBA]** of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
February 2008 – January 2009	[2.50%]*
February 2009 – January 2010	[4.00%]*
February 2010 – January 2011	[5.00%]*
February 2011 – January 2012	[5.50%]*
February 2012 and thereafter	[5.75%]*

*  The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

** Anticipated to be a number in the range of approximately 71.0% to 76.5%

Registration:

The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

Source for Calculation of One-Month Libor:	Telerate Page 3750.

Delinquent Loan Substitution:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on February 28, 2005, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Overcollateralization Commencement Date:

Either (i) the April 2005 Distribution Date or (ii) the March 2005 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on February 28, 2005.

Distributions to Certificateholders:	On each Distribution Date, the Interest Remittance Amount will be paid according the following order of priority:

1.

To the Trustee, the trustee fee, if any;

2.

To the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

Concurrently, to the Class A Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata;

4.

To the Class M-1 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

5.

To the Class M-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

6.

To the Class M-3 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

7.

To the Class M-4 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-5 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-6 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class M-7 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class B-1 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class B-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, the Principal Remittance Amount shall be allocated according to the following priority:
1. To the Class R Certificates, until the respective Class Principal Balance has been reduced to zero; and
2. To the Class A-5 Certificates, the Lockout Percentage of it’s pro-rata of principal payments to the Senior Certificates until it’s Class Principal Balance has been reduced to zero; and
3. Sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4, and A-5 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

4.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, and B-2 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

5. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), the Principal Remittance Amount shall be allocated according to the following priority:

1.

To the Class A-5 Certificates, the Lockout Percentage of it’s pro-rata of principal payments allocable to to the Senior Certificates (in accordance with the Target Credit Enhancement percentages) until the respective Class Principal Balance has been reduced to zero; and

2.

Sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 Certificates, remaining amounts of principal payments allocable to the Senior Certificates (in accordance with the Target Credit Enhancement percentages) until the respective Class Principal Balance of such classes has been reduced to zero; and

3.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, and B-2 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

4. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 7) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) to the Class A-5, the Lockout Percentage of it’s pro-rata (of the Senior Certificates) until it’s Class Principal Balance has been reduced to zero;

(b) to the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 Certificates, sequentially, until the respective Class Principal Balances have been reduced to zero; and

(c) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(i) to the Class M-7 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(k) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

    (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.    To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

4. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 5. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;
6. To the Class M-4 Certificates, any unpaid realized loss amounts for such Class; 7. To the Class M-5 Certificates, any unpaid realized loss amounts for such Class;
8. To the Class M-6 Certificates, any unpaid realized loss amounts for such Class;

9.    To the Class M-7 Certificates, any unpaid realized loss amounts for such Class;

10.  To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

11.  To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

12. To the Class A Certificates, any Net Funds Carry Forward Amounts, for such Classes, pro rata;

13.

To the Class M-1 Certificates, any Net Funds Carry Forward Amounts for such Class;

14.

To the Class M-2 Certificates, any Net Funds Carry Forward Amounts for such Class;

15.

To the Class M-3 Certificates, any Net Funds Carry Forward Amounts for such Class;

16.

To the Class M-4 Certificates, any Net Funds Carry Forward Amounts for such Class;

17.

To the Class M-5 Certificates, any Net Funds Carry Forward Amounts for such Class;

18.

To the Class M-6 Certificates, any Net Funds Carry Forward Amounts for such Class;

19.

To the Class M-7 Certificates, any Net Funds Carry Forward Amounts for such Class;

20.

To the Class B-1 Certificates, any Net Funds Carry Forward Amounts for such Class;

21.

To the Class B-2 Certificates, any Net Funds Carry Forward Amounts for such Class;

22.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

23. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 24. To the Class R Certificates, any remaining amount.

BOND SUMMARY (SENIOR CLASSES)

To Call

Class A-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	1.8	1.3	1.0	0.7	0.6	0.5
First Pay (Month/Year)	Feb05	Feb05	Feb05	Feb05	Feb05	Feb05
Last Pay (Month/Year)	Dec08	Sep07	Feb07	Jun06	Mar06	Feb06

Class A-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	6.4	4.1	3.0	1.9	1.6	1.4
First Pay (Month/Year)	Dec08	Sep07	Feb07	Jun06	Mar06	Feb06
Last Pay (Month/Year)	Oct15	Apr11	Jun09	Aug07	Mar07	Nov06

Class A-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	12.1	7.5	5.0	2.7	2.3	2.0
First Pay (Month/Year)	Oct15	Apr11	Jun09	Aug07	Mar07	Nov06
Last Pay (Month/Year)	Jul18	Apr14	Sep10	Dec07	Jul07	Mar07

Class A-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	15.1	10.8	7.7	4.3	3.1	2.4
First Pay (Month/Year)	Jul18	Apr14	Sep10	Dec07	Jul07	Mar07
Last Pay (Month/Year)	Jun20	Feb16	Jun13	Jul10	Aug09	Nov07

Class A-5	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	7.8	7.0	6.4	5.1	4.5	3.6
First Pay (Month/Year)	Feb08	Feb08	Feb08	Jul08	Sep08	Nov07
Last Pay (Month/Year)	Jun20	Feb16	Jun13	Jul10	Aug09	Dec08

To Maturity

Class A-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	1.8	1.3	1.0	0.7	0.6	0.5
First Pay (Month/Year)	Feb05	Feb05	Feb05	Feb05	Feb05	Feb05
Last Pay (Month/Year)	Dec08	Sep07	Feb07	Jun06	Mar06	Feb06

Class A-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	6.4	4.1	3.0	1.9	1.6	1.4
First Pay (Month/Year)	Dec08	Sep07	Feb07	Jun06	Mar06	Feb06
Last Pay (Month/Year)	Oct15	Apr11	Jun09	Aug07	Mar07	Nov06

Class A-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	12.1	7.5	5.0	2.7	2.3	2.0
First Pay (Month/Year)	Oct15	Apr11	Jun09	Aug07	Mar07	Nov06
Last Pay (Month/Year)	Jul18	Apr14	Sep10	Dec07	Jul07	Mar07

Class A-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	18.5	13.5	9.8	4.7	3.1	2.4
First Pay (Month/Year)	Jul18	Apr14	Sep10	Dec07	Jul07	Mar07
Last Pay (Month/Year)	Jun32	Dec27	Mar23	Feb17	Aug09	Nov07

Class A-5	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	7.8	7.1	6.6	6.3	5.8	4.8
First Pay (Month/Year)	Feb08	Feb08	Feb08	Jul08	Sep08	Nov07
Last Pay (Month/Year)	Apr32	Oct27	Jan23	Dec16	Feb15	Aug13

BOND SUMMARY (MEZZANINE & SUBORDINATE CLASSES)

To Call

Class M-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.3	5.6	4.1	3.8	3.8
First Pay (Month/Year)	Mar10	Aug08	Feb08	May08	Jul08	Sep08
Last Pay (Month/Year)	Jun20	Feb16	Jun13	Jul10	Aug09	Dec08

Class M-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.3	5.6	4.0	3.7	3.6
First Pay (Month/Year)	Mar10	Aug08	Feb08	Apr08	Jun08	Jul08
Last Pay (Month/Year)	Jun20	Feb16	Jun13	Jul10	Aug09	Dec08

Class M-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.3	5.6	4.0	3.7	3.6
First Pay (Month/Year)	Mar10	Aug08	Feb08	Apr08	May08	Jun08
Last Pay (Month/Year)	Jun20	Feb16	Jun13	Jul10	Aug09	Dec08

Class M-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.3	5.6	4.0	3.7	3.5
First Pay (Month/Year)	Mar10	Aug08	Feb08	Mar08	Apr08	May08
Last Pay (Month/Year)	Jun20	Feb16	Jun13	Jul10	Aug09	Dec08

Class M-5	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.3	5.6	4.0	3.6	3.5
First Pay (Month/Year)	Mar10	Aug08	Feb08	Mar08	Apr08	Apr08
Last Pay (Month/Year)	Jun20	Feb16	Jun13	Jul10	Aug09	Dec08

Class M-6	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.3	5.6	4.0	3.6	3.4
First Pay (Month/Year)	Mar10	Aug08	Feb08	Mar08	Mar08	Apr08
Last Pay (Month/Year)	Jun20	Feb16	Jun13	Jul10	Aug09	Dec08

Class B-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.3	5.6	4.0	3.6	3.4
First Pay (Month/Year)	Mar10	Aug08	Feb08	Mar08	Mar08	Apr08
Last Pay (Month/Year)	Jun20	Feb16	Jun13	Jul10	Aug09	Dec08

Class B-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.3	7.3	5.5	3.9	3.5	3.3
First Pay (Month/Year)	Mar10	Aug08	Feb08	Feb08	Mar08	Mar08
Last Pay (Month/Year)	Jun20	Feb16	Jun13	Jul10	Aug09	Dec08

Class B-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.8	6.9	5.2	3.7	3.3	3.2
First Pay (Month/Year)	Mar10	Aug08	Feb08	Feb08	Feb08	Feb08
Last Pay (Month/Year)	Apr19	Mar15	Oct12	Jan10	Mar09	Aug08

To Maturity

Class M-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	11.2	7.9	6.1	4.4	4.1	4.1
First Pay (Month/Year)	Mar10	Aug08	Feb08	May08	Jul08	Sep08
Last Pay (Month/Year)	Jul27	Nov21	Jan18	Jul13	Feb12	Jan11

Class M-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	11.1	7.9	6.0	4.3	4.0	3.8
First Pay (Month/Year)	Mar10	Aug08	Feb08	Apr08	Jun08	Jul08
Last Pay (Month/Year)	Feb26	Aug20	Feb17	Nov12	Aug11	Aug10

Class M-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	11.0	7.8	6.0	4.2	3.9	3.7
First Pay (Month/Year)	Mar10	Aug08	Feb08	Apr08	May08	Jun08
Last Pay (Month/Year)	Mar25	Nov19	Jun16	Jun12	Apr11	Apr10

Class M-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.9	7.8	5.9	4.2	3.8	3.7
First Pay (Month/Year)	Mar10	Aug08	Feb08	Mar08	Apr08	May08
Last Pay (Month/Year)	Jun24	Mar19	Dec15	Feb12	Dec10	Feb10

Class M-5	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.8	7.7	5.8	4.1	3.8	3.6
First Pay (Month/Year)	Mar10	Aug08	Feb08	Mar08	Apr08	Apr08
Last Pay (Month/Year)	Aug23	Jul18	May15	Oct11	Sep10	Oct09

Class M-6	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.7	7.6	5.7	4.1	3.7	3.5
First Pay (Month/Year)	Mar10	Aug08	Feb08	Mar08	Mar08	Apr08
Last Pay (Month/Year)	Jun22	Aug17	Aug14	Apr11	Apr10	Jun09

Class B-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.4	5.6	4.0	3.6	3.4
First Pay (Month/Year)	Mar10	Aug08	Feb08	Mar08	Mar08	Apr08
Last Pay (Month/Year)	Jul21	Dec16	Feb14	Dec10	Dec09	Mar09

Class B-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.3	7.3	5.5	3.9	3.5	3.3
First Pay (Month/Year)	Mar10	Aug08	Feb08	Feb08	Mar08	Mar08
Last Pay (Month/Year)	Jul20	Mar16	Jul13	Jul10	Aug09	Dec08

Class B-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.8	6.9	5.2	3.7	3.3	3.2
First Pay (Month/Year)	Mar10	Aug08	Feb08	Feb08	Feb08	Feb08
Last Pay (Month/Year)	Apr19	Mar15	Oct12	Jan10	Mar09	Aug08

CSFB

           CREDIT SUISSE FIRST BOSTON

CSFB 2005-FIX1

COLLATERAL NET WAC

100% PPC to Call

	Net		Net		Net
Period	WAC	Period	WAC	Period	WAC

1	6.78%	37	6.77%	73	6.77%
2	6.78%	38	6.77%	74	6.77%
3	6.78%	39	6.77%	75	6.77%
4	6.78%	40	6.77%	76	6.77%
5	6.78%	41	6.77%	77	6.77%
6	6.78%	42	6.77%	78	6.77%
7	6.78%	43	6.77%	79	6.77%
8	6.77%	44	6.77%	80	6.77%
9	6.77%	45	6.77%	81	6.77%
10	6.77%	46	6.77%	82	6.77%
11	6.77%	47	6.77%	83	6.77%
12	6.77%	48	6.77%	84	6.77%
13	6.77%	49	6.77%	85	6.77%
14	6.77%	50	6.77%	86	6.77%
15	6.77%	51	6.77%	87	6.77%
16	6.77%	52	6.77%	88	6.77%
17	6.77%	53	6.77%	89	6.77%
18	6.77%	54	6.77%	90	6.77%
19	6.77%	55	6.77%	91	6.77%
20	6.77%	56	6.77%	92	6.77%
21	6.77%	57	6.77%	93	6.77%
22	6.77%	58	6.77%	94	6.77%
23	6.77%	59	6.77%	95	6.77%
24	6.77%	60	6.77%	96	6.77%
25	6.77%	61	6.77%	97	6.77%
26	6.77%	62	6.77%	98	6.77%
27	6.77%	63	6.77%	99	6.77%
28	6.77%	64	6.77%	100	6.77%
29	6.77%	65	6.77%	101	6.77%
30	6.77%	66	6.77%
31	6.77%	67	6.77%
32	6.77%	68	6.77%
33	6.77%	69	6.77%
34	6.77%	70	6.77%
35	6.77%	71	6.77%
36	6.77%	72	6.77%

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward Libor		Static Libor
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	9.40%	11.02%	9.50%	11.11%
Class M-2	8.15%	9.85%	8.25%	9.94%
Class M-3	7.33%	9.04%	7.42%	9.13%
Class M-4	6.58%	8.27%	6.67%	8.37%
Class M-5	5.82%	7.46%	5.91%	7.56%
Class M-6	5.38%	6.98%	5.47%	7.08%
Class B-1	4.97%	6.52%	5.06%	6.62%
Class B-2	4.59%	6.08%	4.67%	6.17%
Class B-3	4.14%	5.55%	4.17%	5.59%

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  Approximately 0.1% of the mortgage loans do not provide for any payments of principal in the five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,179
Total Outstanding Loan Balance	$376,055,934	*	Min	Max
Average Loan Current Balance	$118,294		$15,992	$673,620
Weighted Average Original LTV	74.7%	**
Weighted Average Coupon	7.30%		5.13%	12.56%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	7.30%
Weighted Average Margin	0.00%		0.00%	0.00%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	5
% First Liens	98.0%
% Second Liens	2.0%
% Arms	00.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$375,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.01 - 5.50	11	1,917,645	0.5	5.44	61.1	640
5.51 - 6.00	216	39,259,390	10.4	5.89	66.2	675
6.01 - 6.50	366	55,827,831	14.8	6.32	70.8	655
6.51 - 7.00	588	84,372,365	22.4	6.80	73.0	639
7.01 - 7.50	536	65,245,715	17.4	7.29	77.5	628
7.51 - 8.00	512	55,316,980	14.7	7.80	77.3	618
8.01 - 8.50	272	25,855,303	6.9	8.28	77.7	607
8.51 - 9.00	265	20,909,927	5.6	8.74	78.5	592
9.01 - 9.50	103	8,255,140	2.2	9.25	80.1	580
9.51 - 10.00	147	9,416,386	2.5	9.81	85.0	611
10.01 - 10.50	62	3,796,268	1.0	10.35	87.9	613
10.51 - 11.00	66	3,782,992	1.0	10.83	89.2	609
11.01 - 11.50	21	1,281,653	0.3	11.28	79.5	566
11.51 - 12.00	11	649,652	0.2	11.67	80.2	534
12.01 - 12.50	2	123,132	0.0	12.16	71.2	631
12.51 - 13.00	1	45,556	0.0	12.56	80.0	558
Total:	3,179	376,055,934	100.0	7.30	74.7	632

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	14	1,460,019	0.4	7.42	69.8	0
426 - 450	1	49,680	0.0	8.60	85.0	439
451 - 475	1	73,469	0.0	7.12	80.0	465
476 - 500	11	894,450	0.2	8.47	82.2	492
501 - 525	144	12,707,300	3.4	8.68	73.4	514
526 - 550	189	20,024,786	5.3	8.25	74.3	539
551 - 575	305	34,801,610	9.3	7.78	73.5	564
576 - 600	349	41,324,857	11.0	7.48	74.5	588
601 - 625	474	56,981,533	15.2	7.25	74.2	614
626 - 650	531	68,526,432	18.2	7.15	76.3	638
651 - 675	459	58,176,936	15.5	7.03	76.1	662
676 - 700	302	35,361,884	9.4	6.86	73.7	688
701 - 725	195	21,727,137	5.8	6.98	75.1	713
726 - 750	96	10,936,171	2.9	7.06	74.5	737
751 - 775	56	6,979,701	1.9	6.56	72.9	761
776 - 800	42	5,069,254	1.3	6.98	71.9	786
801 - 825	9	876,713	0.2	6.12	51.9	808
826 - 850	1	84,001	0.0	6.67	83.3	828
Total:	3,179	376,055,934	100.0	7.30	74.7	632

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
15,992 - 50,000	445	17,965,855	4.8	8.63	72.6	626
50,001 - 100,000	1,263	93,238,098	24.8	7.84	75.6	627
100,001 - 150,000	684	84,129,479	22.4	7.32	74.7	631
150,001 - 200,000	371	64,005,558	17.0	6.92	73.9	636
200,001 - 250,000	181	40,200,447	10.7	6.87	72.2	630
250,001 - 300,000	114	31,139,093	8.3	6.80	75.8	642
300,001 - 350,000	56	18,165,727	4.8	6.94	76.6	629
350,001 - 400,000	34	12,635,176	3.4	6.95	77.1	625
400,001 - 450,000	13	5,517,425	1.5	6.73	73.6	656
450,001 - 500,000	11	5,179,878	1.4	6.81	78.2	662
500,001 - 550,000	5	2,613,458	0.7	7.08	75.6	650
550,001 - 600,000	1	592,120	0.2	6.87	75.0	668
600,001 - 673,620	1	673,620	0.2	5.88	75.0	756
Total:	3,179	376,055,934	100.0	7.30	74.7	632

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
6.140 - 50.000	242	22,412,176	6.0	6.92	40.2	640
50.001 - 55.000	111	13,490,775	3.6	6.79	52.8	633
55.001 - 60.000	120	15,659,508	4.2	6.86	58.0	634
60.001 - 65.000	177	24,324,461	6.5	6.81	63.4	629
65.001 - 70.000	267	31,436,387	8.4	6.95	68.7	630
70.001 - 75.000	352	45,071,261	12.0	7.11	73.7	632
75.001 - 80.000	1,154	142,002,453	37.8	7.27	79.5	632
80.001 - 85.000	313	34,492,817	9.2	7.72	84.2	624
85.001 - 90.000	195	25,605,054	6.8	7.78	89.2	635
90.001 - 95.000	104	13,453,844	3.6	8.01	94.5	622
95.001 - 100.000	144	8,107,199	2.2	10.04	99.8	678
Total:	3,179	376,055,934	100.0	7.30	74.7	632

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0	1,013	96,168,530	25.6	7.53	75.6	631
1	139	25,094,932	6.7	7.13	72.9	638
2	174	15,952,279	4.2	8.53	84.3	647
3	1,852	238,538,796	63.4	7.14	73.9	631
5	1	301,397	0.1	6.00	75.5	721
Total:	3,179	376,055,934	100.0	7.30	74.7	632

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,339	266,302,666	70.8	7.19	74.7	628
Reduced	143	19,512,310	5.2	7.64	79.3	652
Stated Income / Stated Assets	697	90,240,958	24.0	7.55	74.0	640
Total:	3,179	376,055,934	100.0	7.30	74.7	632

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,886	348,484,321	92.7	7.27	74.7	630
Second Home	13	2,121,875	0.6	6.84	76.8	656
Investor	280	25,449,738	6.8	7.75	75.1	658
Total:	3,179	376,055,934	100.0	7.30	74.7	632

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	467	86,835,485	23.1	6.82	68.2	644
Texas	772	68,602,864	18.2	7.60	76.5	625
Florida	474	60,213,683	16.0	7.37	75.3	626
New York	139	26,238,162	7.0	7.06	72.9	633
Ohio	167	14,250,813	3.8	7.67	79.7	628
Pennsylvania	115	9,966,444	2.7	7.66	80.4	640
Nevada	72	9,354,925	2.5	7.02	72.9	645
Virginia	65	8,402,938	2.2	7.40	76.8	623
Arizona	63	6,923,518	1.8	7.21	79.2	630
Washington	47	6,539,420	1.7	6.90	77.7	630
Colorado	45	6,365,976	1.7	6.86	75.8	657
North Carolina	67	5,902,366	1.6	8.05	82.2	628
Tennessee	73	5,627,715	1.5	7.60	76.9	629
Michigan	64	5,590,700	1.5	7.80	80.7	629
Illinois	64	5,448,601	1.4	7.93	81.6	644
Other	485	49,792,324	13.2	7.50	77.8	627
Total:	3,179	376,055,934	100.0	7.30	74.7	632

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	508	58,423,874	15.5	7.77	82.6	651
Refinance - Rate Term	388	44,678,083	11.9	7.14	75.1	633
Refinance - Cashout	2,283	272,953,978	72.6	7.23	73.0	628
Total:	3,179	376,055,934	100.0	7.30	74.7	632

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Fixed Rate	3,179	376,055,934	100.0	7.30	74.7	632
Total:	3,179	376,055,934	100.0	7.30	74.7	632

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,810	330,178,248	87.8	7.28	74.6	630
2 Family	118	15,649,665	4.2	7.45	74.0	647
PUD	98	11,820,798	3.1	7.38	80.2	654
Condo	106	9,637,249	2.6	7.81	77.8	644
3-4 Family	47	8,769,973	2.3	6.97	69.9	664
Total:	3,179	376,055,934	100.0	7.30	74.7	632

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,178	375,656,934	99.9	7.30	74.7	632
60	1	399,000	0.1	6.99	95.0	687
Total:	3,179	376,055,934	100.0	7.30	74.7	632

    *     Note, for second liens, CLTV is employed in this calculation.